POWER OF ATTORNEY

Know all by these presents that the undersigned hereby constitutes and appoints each of Russell T. Libby Adam S. Skorecki and Gerald W.

Clanton signing singly the undersigneds true and lawful attorney in fact to:

(1) execute for and on behalf of the undersigned in the undersigneds capacity as an officer and or director of Sysco Corporation (the

Company) a Form ID for filing with the United States Securities and

Exchange Commission

(2) execute for and on behalf of the undersigned in the undersigneds capacity as an officer and or director of the Company Forms 3 4 and

5 in accordance with Section 16(a) of the Securities Exchange Act of

1934 as amended and the rules promulgated thereunder

(3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3 4 or 5 complete and execute any

amendment or amendments thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority and

(4) take any other action of any type whatsoever in connection with the foregoing which in the opinion of such attorney in fact may be of benefit to in the best interest of or legally required by the undersigned it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in facts discretion.

The undersigned hereby grants to each such attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite necessary or proper to be done in the exercise of any of the rights and powers herein granted as fully to all intents and purposes as the undersigned might or could do if personally present with full power of substitution or revocation hereby ratifying and confirming all that such attorney in fact or such attorney in facts substitute or substitutes shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys in fact in serving in such capacity at the request of the undersigned are not assuming nor is the Company assuming any of the

undersigneds responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3 4 and 5 with respect to the undersigneds holdings of and transactions in securities issued by the Company unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys in fact.

       IN WITNESS WHEREOF the undersigned has caused this

Power of Attorney to be executed as of this 8th day of January 2015.

Signature   /s/ R. Scott Charlton

Printed Name   R. Scott Charlton